AMENDMENT NO. 2 TO

SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), is entered into by and between OPEN ENERGY CORPORATION (formerly Barnabus Energy, Inc.), a Nevada corporation (the “Company”), and the undersigned Buyer (the “Buyer”).

WHEREAS:

A. The parties hereto previously entered into that certain Securities Purchase Agreement dated as of March 30, 2006 (the "Agreement") which was amended effective as of March 30, 2006 pursuant to Amendment No. 1 to Securities Purchase Agreement (the “Amendment No. 1”).

B. The parties to the Agreement now desire to amend certain provisions set forth in the Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. AMENDMENT OF THE 2nd“WHEREAS” CLAUSE. The 2nd“WHEREAS” Clause of the Agreement is hereby amended and replaced in its entirety with the following:

“WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer, as provided herein, and the Buyer shall purchase up to Fifteen Million Dollars ($15,000,000) of secured convertible debentures (the “Convertible Debentures”), which shall be convertible into shares of the Company’s common stock, par value $0.001 (the “Common Stock”) (as converted, the “Conversion Shares”) of which Ten Million Dollars ($10,000,000) shall be funded on the fifth (5th) business day following the date hereof (the “First Closing”) provided however that Five Million Dollars ($5,000,000) shall be funded to the Company on the First Closing and Five Million Dollars shall be deposited in escrow with David Gonzalez, Esq. and released to the Company on the date the registration statement (the “Registration Statement”), pursuant to the Investor Registration Rights Agreement dated March 31, 2006, is filed with the United States Securities and Exchange Commission (the “SEC”) (the “Escrowed First Closing Amount”), One Million Five Hundred Thousand Dollars ($1,500,000) shall be funded on the date hereof (the “Second Closing”) and Three Million Five Hundred Thousand Dollars ($3,500,000) shall be funded on the date the registration statement filed pursuant to the Investor Registration Rights Agreement (the “Registration Statement”) is declared effective by the SEC (the “Third Closing”) (each of the First Closing, the Second Closing and the Third Closing are referred to as a “Closing” and collectively referred to as the “Closings”), for a total purchase price of up to Fifteen Million Dollars ($15,000,000), (the “Purchase Price” and/or the “Subscription Amount”); and”

2. AMENDMENT OF SECTION 1(b). Section 1(b) of the Agreement is hereby amended and replaced in its entirety with the following:

“(b) Closing Date. The First Closing of the purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time on the fifth (5th) business day following the date hereof, subject to notification of satisfaction of the conditions to the First Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer) (the “First Closing Date”), the Second Closing of the purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time on the date hereof, subject to notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer) (the “Second Closing Date”) (and the Third Closing of the purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time on the date the Registration Statement is declared effective by the SEC, subject to notification of satisfaction of the conditions to the Third Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer) (the “Third Closing Date”) (collectively referred to a the “Closing Dates”). The Closing shall occur on the respective Closing Dates at the offices of Yorkville Advisors, LLC, 3700 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer).”

3. AMENDMENT OF SECTION 4(g)(iv). Section 4(g)(iv) of the Agreement is hereby amended and replaced in its entirety with the following:

“(iv) The Company shall issue to the Buyer warrants to purchase an aggregate of seven million (7,000,000) shares of the Company’s Common Stock for a period of five (5) years at an exercise price of $1.50 per share in substantially the form attached hereto as Exhibit F of which a warrant to purchase three million five hundred thousand (3,500,000) shares of Common Stock shall be issued on the First Closing Date and a warrant to purchase three million five hundred thousand (3,500,000) shares of Common Stock shall be issued on the release to the Company of the Escrowed First Closing Amount. Furthermore a warrant to purchase an aggregate of six million two hundred fifty thousand (6,250,000) shares of the Company’s Common Stock for a period of five (5) years at an exercise price of $0.80 per share in substantially the form attached hereto as Exhibit F shall be issued to the Buyer on the Second Closing Date (all warrants issued hereunder are collectively referred to as the “Warrants”). The shares of Common Stock issuable under the Warrants shall collectively be referred to as the “Warrant Shares”.”

4. AMENDMENT OF SECTION 7(b). Section 7(b) is hereby amended and replaced in its entirety with the following:

(b) The obligation of the Buyer hereunder to accept the Convertible Debentures at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions:

(xii) The Common Stock shall be authorized for quotation on the OTCBB, trading in the Common Stock shall not have been suspended for any reason.

(xiii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by two officers of the Company, dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Second Closing Date regarding the representation contained in Section 3(c) above.

(xiv) The Company shall have executed and delivered to the Buyer the Convertible Debentures in the respective amounts set forth opposite the Buyer’s name on Schedule I attached hereto.

(xv) The Company shall have delivered subsidiary Security Agreements for 2093603 Ontario, Inc. and Barnabus/CRE Acquisition Corp.

(xvi) The Company shall have filed a form UCC-1 as well as registering in Ontario Personal Property Registry a financing statement or such other forms as may be required to perfect the Buyer’s interest in the Pledged Property as detailed in the subsidiary Security Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

(xvii) The Company shall have certified that all conditions to the Second Closing have been satisfied. If requested by the Buyer, the Buyer shall have received a certificate, executed by the two officers of the Company, dated as of the Second Closing Date, to the foregoing effect.

5. ADDITION OF NEW SECTION 7(c). A new subsection (c) is added to Section 7 as follows:

(c) The obligation of the Buyer hereunder to accept the Convertible Debentures at the Third Closing is subject to the satisfaction, at or before the Third Closing Date, of each of the following conditions:

(xviii) The Common Stock shall be authorized for quotation on the OTCBB, trading in the Common Stock shall not have been suspended for any reason.

(xix) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Third Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by two officers of the Company, dated as of the Third Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Third Closing Date regarding the representation contained in Section 3(c) above.

(xx) The Company shall have executed and delivered to the Buyer the Convertible Debentures in the respective amounts set forth opposite the Buyer’s name on Schedule I attached hereto.

(xxi) The Company shall have certified that all conditions to the Second Closing have been satisfied and that the Registration Statement filed with the SEC has been declared effective. If requested by the Buyer, the Buyer shall have received a certificate, executed by the two officers of the Company, dated as of the Third Closing Date, to the foregoing effect.

6. WAVIER. Buyer acknowledges that it has reviewed and understands the disclosures set forth in the Company's Current Report on Form 8-K/A Amendment No. 2, filed with the SEC on August 8, 2006 (the "Form 8-K"). Buyer hereby waives the effect, if any, of the matters disclosed in the Form 8-K on the truth or correctness of the representations and warranties in the Agreement, whether set forth under Section 3 or otherwise, or in any other Transaction Document, Convertible Debenture, Warrant or certificate or document delivered by the Company pursuant to any Transaction Document, Convertible Debenture or Warrant as of the date of the Agreement, any Closing Date or as of any other applicable date. Buyer further waives the effect, if any, of the matters disclosed in the Form 8-K on the compliance or lack thereof with any covenant or agreement set forth in any Transaction Document, Convertible Debenture or Warrant. In addition, Buyer and the Company agree that the matters disclosed in the Form 8-K shall be deemed to be an acceptable exception to the condition set forth in Sections 7(b)(xiii) and 7(c)(xix) of the Agreement and the truth and correctness of the representations and warranties described therein, whether or not such exception is expressly stated in any applicable certificate.

7. CONFIRMATION OF INTERPRETATION. For the avoidance of doubt, Buyer and the Company agree that the issuances of any Warrants or Convertible Debentures following the First Closing Date, regardless of the conversion or exercise price thereof, do not and shall not result in any adjustment to the exercise or conversion price of any prior issued Warrants or Convertible Debentures pursuant to Section 8 of any such prior issued Warrant or Section 3(c) of any such prior issued Convertible Debenture.

8. EFFECT ON OTHER TERMS. This Amendment shall be deemed effective as of August 17, 2006. All other terms set forth in the Agreement shall remain unchanged and this Amendment, Amendment No. 1 and the Agreement shall be deemed a single integrated agreement for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Securities Purchase Agreement to be duly executed as of day and year first above written.

COMPANY:
OPEN ENERGY CORPORATION

By: /s/ David Saltman
Name: David Saltman
Title: President and Chief Executive Officer

BUYER:
CORNELL CAPITAL PARTNERS, LP
By: Yorkville Advisors, LLC
Its: General Partner

By: /s/ Mark Angelo
Name: Mark Angelo
Title: President and Portfolio Manager